Annual Report

December 31, 2002

T. Rowe Price Institutional Mid-Cap Equity Growth Fund T. Rowe Price Invest with Confidence (registered trademark)

Dear Investor

We have lived through a once-in-a-generation-if not once-in-a-lifetime-bear market. The bloodletting has gone on longer and cut deeper than the infamous 1973-74 market meltdown. In fact, stocks ended the year with their third consecutive annual loss, their worst performance since 1939-41. However, there were signs that the worst may be over, as the market bounced nicely off its lows of early October, when investor sentiment reached its nadir. Mid-caps lagged large-caps in the second half of 2002 (the large-cap dominated S&P 500 Index returned -10.30%) but managed to outperform for the year despite double-digit losses as the S&P 500 returned -22.10%.


  Performance Comparison
  ------------------------------------------------------------------------------

  Periods Ended 12/31/02                          6 Months            12 Months
  ------------------------------------------------------------------------------

  Institutional Mid-Cap Equity
  Growth Fund                                      -12.26%              -21.60%

  S&P MidCap 400 Index                              -11.68               -14.51

  Russell Midcap Growth Index                        -9.59               -27.41

  Lipper Mid-Cap Growth
  Funds Index                                       -13.44               -28.47
--------------------------------------------------------------------------------

     The Institutional Mid-Cap Equity Growth Fund returned -12.26% in the six months ended December 31, behind the S&P MidCap 400 Index and the Russell Midcap Growth Index, but ahead of the Lipper peer-group index, as shown in the table. The late-year rebound in speculative growth stocks significantly cut the Russell benchmark's losses for the period. For the year, the fund returned -21.60%, lagging the S&P MidCap 400 Index, which benefited from strength in value stocks early in the year, but outperforming the more aggressive Russell and Lipper benchmarks.


MARKET ENVIRONMENT

     Geopolitical tensions multiplied in the second half of the year as scattered terror attacks continued around the world and President Bush's drive to rally world opinion against Saddam Hussein reached high gear. Late in the year, nuclear saber rattling from North Korea competed with the looming conflict in Iraq as well as an oil strike in Venezuela for a worried world's attention. These crises pushed oil prices above $33 a barrel and cast a pall over business and consumer confidence. Partly as a result, economic news remained decidedly mixed, and the economy was unable to emerge conclusively from its midyear soft spot. The Christmas shopping season was a particular disappointment as rising joblessness, reluctant hiring by business, heavy debt levels, and the long bear market in stocks finally took their toll on consumers.

     Yet bright spots remained. Productivity growth was robust, bolstering real personal income, and business demand for capital equipment showed nascent signs of recovery. Despite fears of a double-dip recession, real GDP likely grew at a better than 2% annual rate for the year. Corporate profits rebounded, and low interest rates helped both businesses and consumers reduce their debt burdens. The Republican electoral sweep raised expectations of additional fiscal stimulus with an emphasis on tax cuts. The Federal Reserve's half-point rate cut in November-its only move in 2002-brought the federal funds rate to just 1.25% and underscored the Fed's determination to continue applying significant monetary stimulus.


     Growth vs. Value
     ---------------------------------------------------------------------------

     Periods Ended 12/31/02                       6 Months            12 Months
     ---------------------------------------------------------------------------

     Russell Midcap Growth Index                    -9.59%              -27.41%

     Russell Midcap Value Index                     -12.16                -9.64
     ---------------------------------------------------------------------------

     Leadership among mid-caps shifted from value to growth in the second half of 2002. During the market's midyear swoon, beginning in May, virtually all segments of the market-small and large, growth and value, and almost every economic sector-declined. In the fourth quarter, however, the biggest losers of the nearly three-year bear market-technology and telecommunications stocks-led the rebound, though energy and materials stocks were also strong. The long-suffering Russell Midcap Growth Index managed to outperform its value counterpart in the last six months of the year.


PORTFOLIO REVIEW

     The telecommunication services, consumer staples, and materials sectors were the largest contributors to fund performance in the second half. The industrials and business services, financial, and health care sectors were the biggest detractors. For the year, the energy, consumer staples, and materials sectors were our top contributors, while the information technology, health care (particularly biotechnology), and consumer discretionary sectors were our worst detractors.

     Given the relentless declines in telecom stocks over the past few years, it may seem surprising that our top contributor for the past six months was wireless services provider Nextel Communications. (The stock was also our second-best contributor for the year.) We began purchasing the shares in May as the stock neared the bottom of a painful two-year slide from $80 to $3. Nextel's decimated share price reflected the widespread view that the company would not be among the survivors of the industry shakeout. After analyzing the company and meeting with management, we found ourselves more optimistic on the company's prospects than most other investors. A few months after our initial purchases, Nextel reported its first-ever profitable quarter and better-than-expected subscriber growth. Nextel offers the distinctive two-way paging feature, and while it once was considered a technological laggard, the company is now enjoying a technological advantage that rivals are having difficulty overcoming.

     Luxury accessories designer and retailer Coach was our second-largest contributor for the half and our top contributor for the year. The company executed well, and its product line-moderately upscale luxury goods, such as handbags, with a distinctly American look-proved popular in the wake of 9/11.

     Hewitt Associates, a leader in human resources and benefits consulting and outsourcing, was our third-largest contributor. We purchased the stock at its initial public offering (IPO) during the summer, and the extremely weak IPO market helped to create a bargain. Indeed, Hewitt-which has a 62-year history as a nonpublic company-was one of the few IPO success stories of 2002. It is an industry leader with a prestigious brand in a high-growth niche, and it has a business model that features high recurring revenues. Hewitt posted strong results during the period despite a difficult environment for corporate spending.

     Allmerica Financial, a provider of property and casualty insurance as well as variable annuity life insurance products, was our largest detractor in the second half. We had viewed the company as a cyclically depressed financial services firm that could bounce back strongly, but ultimately we were disappointed. The company failed to hedge its market exposure, and as a result, the severe decline in equities raised questions about Allmerica's ability to meet the guaranteed minimum death benefit obligations in its annuity business.

     Credit- and debit-card transaction processor Concord EFS was the second-largest detractor. Along with many other financial data processors, Concord warned that earnings would not meet expectations. Given that corporate profits have been disappointing throughout the economy, we felt that the market punished Concord unduly harshly. Electronic transactions continue to grow as a percentage of all transactions, and debit card transactions are the fastest-growing component. Concord has often been a leader in offering debit-card processing in new markets, such as gas stations, convenience stores, and supermarkets. The next high-growth sector appears to be electronic transactions at fast-food restaurants such as McDonald's, and Concord is aggressively pursuing this opportunity. Concord remains a secular growth story trading at an attractive price/earnings ratio in our view.

     Clinical lab operator Laboratory Corporation of America was the fund's third-largest detractor as the company warned that earnings would fall short of estimates. Sales growth was also slightly below expectations. However, at recent levels we feel the stock is too cheap. The market apparently considers Lab Corp.'s growth prospects to be minimal, whereas we believe it can deliver 12% annual earnings growth. Over the long term, we think gene-based tests will drive additional growth for the company.

     Our worst detractor for the year, by far, was rural wireless services provider Western Wireless, which we discussed in our last letter. Yet the stock was among our top 10 contributors in the second half. After operational missteps early in the year that placed its future in doubt, Western Wireless has begun to execute better, and subscriber growth has resumed. The company now appears likely to be a survivor, though its long-term strategic position is by no means assured.

     Net new purchases in the second half were directed primarily to the health care and industrials and business services sectors. We were net sellers of financial and energy stocks. The fund remains positioned to benefit from a stronger economy and better financial markets in 2003, as we have taken profits in some of our defensive holdings, including energy stocks, which have performed well in recent years. However, the fund's exposure to the energy sector is still significant, as we believe the long-term fundamentals, particularly for natural gas, are strong.

     Our buying in health care was across the board-in biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals-reflecting several different ideas and crosscurrents with one unifying theme: we see health care as a strong growth sector in the years to come. While we favor biotechnology for aggressive growth opportunities, we have also returned to the defensive health care services group, where we took profits earlier in the year, as many of these stocks are well off their highs. In addition, we made a significant move into the generic drug group during the second half, which we discuss in the Investment Strategy and Outlook section. Significant purchases included new positions in Barr Laboratories and Mylan Laboratories, both leading generic drug makers that should benefit as many popular branded drugs come off patent.

     Other large purchases included outboard engine and recreational boat manufacturer Brunswick and a new position in defense contractor Alliant Techsystems. Mercury outboard engines and boat brands such as Boston Whaler represent about 90% of sales at Brunswick, which has improved its management team in recent years and appears to have a technological edge producing boat engines that will meet strict new environmental standards. Alliant Techsystems, a maker of munitions, precision warheads, rocket motors (such as those used on the Space Shuttle), and composite structures for spacecraft and aircraft, is well positioned to benefit from increased defense spending and military modernization.


     Financials have performed exceedingly well for many years, helped in part by two decades of disinflation. Yet we are concerned about consumer leverage, frothiness in the housing market, and several company-specific issues, and as a result are cautious on the sector. We trimmed some insurance holdings and eliminated consumer finance company Capital One Financial, which faces some risk as a result of its significant move into the subprime lending market.

     Other top sales included Affiliated Computer Services, a major contributor in the second half in which we took profits; waste-hauler Republic Services, a defensive stock we eliminated after good performance; and video game leader Electronic Arts, a strong performer since our investment in early 2000, which we eliminated on concerns that the game software group had peaked.


     Sector Diversification

                                                   6/30/02             12/31/02
     ---------------------------------------------------------------------------

     Industrials and Business Services                  25%                  23%

     Health Care                                        19                   22

     Consumer Discretionary                             15                   16

     Information Technology                             15                   15

     Energy                                             10                    9

     Financials                                         12                    8

     Consumer Staples                                    2                    2

     Materials                                           1                    2

     Telecommunication Services                          0                    1

     Reserves                                            1                    2

     Total                                             100%                 100%
--------------------------------------------------------------------------------

Based on net assets as of 12/31/02.
--------------------------------------------------------------------------------

INVESTMENT STRATEGY AND OUTLOOK

     Last year was unusual in that stocks fell sharply in the face of a gradually improving economy. We believe that this bear market has been prolonged, and the recovery muted, as a result of significant structural imbalances in the economy. These take time to correct. The Internet bubble led to a colossal misallocation of business investment and the inevitable bust. Partly as a result of the long economic expansion of the 1990s, corporate debt levels are substantial. Businesses have pulled back on investment in new equipment, especially in technology. However, consumers continue to spend, though their purchases have been increasingly skewed toward large-ticket items, such as cars and houses, financed with debt.

     Meanwhile, the long disinflationary trend continued in 2002 and threatened to spill over into deflation. From short rates of 20% in the early 1980s, the federal funds rate is now just 1.25%, while the 10-year Treasury yield fell below 4% last fall, its lowest level in four decades. Overbuilding and oversupply in many sectors have led to negligible price increases or, in some cases, falling prices.

     Deflation and high systemic debt levels are a combustible combination. We believe that the Federal Reserve signaled the depth of its concern-and resolve-with a series of statements late in the year, as well as with its November rate cut. Various Fed governors pointedly disputed the notion that with short-term rates so low, the central bank was running out of options to stimulate the economy and fight deflation. Other weapons in the Fed's arsenal include the direct purchase of U.S. Treasuries and, as one Fed governor said bluntly, "the printing press"; in other words, the central bank can simply print more money. There was a time when such a statement would have been unthinkable. Just over twenty years ago, Paul Volcker demonstrated his intention to crush inflation no matter what the cost. Today, his successor, Alan Greenspan, has made it clear he will fight deflation-no matter what the cost. This may mean the secular decline in interest rates, the driving force for the economy and the financial markets for two decades, has run its course.

     How far have we come in correcting the imbalances of the late 1990s? Many structural elements are beginning to fall into place. Corporate governance is becoming more rigorous, and accounting standards have improved. Companies are deleveraging. Individuals are saving more, and the saving rate is now above 4% after slipping close to 0% not long ago. Mortgage refinancing and lower tax rates are helping individuals improve their financial positions and lower debt service burdens. An increased emphasis on corporate dividends will occur whether or not the President's proposal to exempt dividends from individual taxable income is enacted. In the long run, we believe that dividends promote better corporate capital allocation decisions, and if a very low interest rate environment persists, increasing dividend yields may provide some yield support for the stock market.

     Nevertheless, imbalances remain, and we doubt the cleansing process has run its course. Debt levels are still high, and the dollar still appears overvalued. The current account deficit (which reflects both trade and investment flows) is massive and unsustainable over the long term. Real estate prices are on the high side. We do not see a housing bubble in imminent danger of collapse, but even a modest decline in prices-or a reduction in homeowners' ability to refinance and take cash value of their homes-would crimp consumer purchasing power. All this suggests that subpar economic growth and modest financial market returns will be the defining feature of the investment landscape for some time to come.

     The stock market is not statistically cheap on an absolute basis compared with other bear market bottoms, but we believe that valuations are quite reasonable, even allowing for a modest rise in interest rates. Stock prices are struggling to find equilibrium amid the crosscurrents of geopolitical threats and uncertainty about corporate earnings. We believe the market may have made an important bottom in October.

     Market leadership is difficult to discern at economic turning points. The leaders of the preceding bull market are rarely leaders in the next. There are some hints that commodity sectors such as metals and energy may emerge as leaders, but time will tell. As we look for opportunity in this market, with an eye to the uncertainties we have discussed, we continue to gravitate toward two areas we have previously discussed-defense and biotechnology. And we would introduce a third: generic pharmaceuticals.

     After all the recent headlines about Iraq and North Korea, we need no reminding that the world has become a more dangerous place for Americans. Yet defense spending as a percentage of GDP remains near post-World War II lows. For ten years following the end of the Cold War, production of defense equipment failed to keep pace with replacement needs, and our defense infrastructure was allowed to shrink. We think that defense contractors, particularly those on the technological cutting edge, will benefit for years to come from continuing efforts to rebuild the defense industrial base and retool the military for warfare in the information age. A prime example is Rockwell Collins, one of our top holdings and a leading supplier of aviation electronics for both commercial and military applications.

     Biotech stocks often trade in sympathy with technology stocks, and partly as a result, valuations in the group have contracted sharply. Yet biotech fundamentals have improved in recent years even as the fundamentals in technology have deteriorated. More and more biotechnology companies are achieving profitability, and a growing number of experimental treatments are in late-stage clinical trials. Our top biotech holdings include MedImmune and Gilead Sciences, both of which are profitable and have promising new drugs under development.

     Generic drugs-cheaper versions of brand-name pharmaceuticals that become available once a medication's patent expires-are likely to play an important role in helping the U.S. control spiraling health care costs. The fact that spending on prescription drugs is rising even faster than overall health care expenditures has created a strong political imperative to lower drug costs or at least restrain the rate of increase. President Bush surprised many in October by proposing new rules that would make it harder for branded manufacturers to extend their patents to block the introduction of generic competitors. At the same time, as a result of consolidation, competition within the generic drug industry has decreased. This has led to more rational pricing policies and higher profit margins for the sector. In addition to our new positions in Barr Labs and Mylan Labs, we have long owned Teva Pharmaceutical, the leader in the group.


Mid-Cap Growth vs. Mid-Cap Value

--------------------------------------------------------------------------------

         growth/value
--------------------------------------------------------------------------------

12/85    1

         0.994

         1.0062

         1.0202

         1.0502

         1.0713

         1.075

         1.0474

         1.0036

         0.9811

         0.9959

         0.9997

         0.9973

         1.0236

         1.0506

         1.0586

         1.0566

         1.0627

         1.0632

         1.0678

         1.0781

         1.0726

         1.0067

         0.9826

         1.0478

         0.9896

         1.0062

         1.0113

         1.0105

         0.9856

         0.9961

         0.9653

         0.9388

         0.9474

         0.931

         0.9308

         0.9495

         0.9481

         0.9383

         0.9316

         0.9453

         0.9582

         0.9419

         0.9549

         0.9632

         0.9778

         0.9875

         1.0043

         1.0175

         0.9938

         0.9943

         1.0241

         1.0533

         1.0745

         1.1116

         1.1075

         1.0892

         1.1019

         1.1269

         1.1459
--------------------------------------------------------------------------------

12/90    1.1503

         1.1639

         1.1727

         1.1941

         1.1631

         1.1691

         1.1513

         1.1539

         1.1564

         1.1654

         1.1691

         1.1862

         1.2263

         1.2061

         1.1652

         1.1346

         1.0852

         1.0773

         1.0534

         1.058

         1.0755

         1.0776

         1.0873

         1.1093

         1.0956

         1.0811

         1.0257

         1.02

         0.9956

         1.0196

         0.9947

         0.9808

         1.0036

         1.0183

         1.0466

         1.0464

         1.0536

         1.0501

         1.0599

         1.0507

         1.0329

         1.0331

         1.0071

         0.9953

         1.0169

         1.0324

         1.0512

         1.0512

         1.0532

         1.0366

         1.0393

         1.0606

         1.0473

         1.0317

         1.0543

         1.0829

         1.0737

         1.0731

         1.0667

         1.0566
--------------------------------------------------------------------------------

12/95    1.0458

         1.039

         1.0681

         1.0543

         1.0959

         1.1077

         1.0731

         1.0392

         1.0513

         1.0785

         1.0385

         1.0348

         1.0216

         1.0343

         0.9947

         0.9679

         0.9672

         0.9952

         0.9861

         1.0058

         1.0078

         0.9969

         0.9767

         0.9548

         0.9317

         0.933

         0.9568

         0.9481

         0.9664

         0.9488

         0.9725

         0.9806

         0.9232

         0.9383

         0.9461

         0.9757

         1.045

         1.102

         1.0717

         1.1154

         1.0654

         1.0472

         1.1077

         1.1

         1.1276

         1.1776

         1.2322

         1.3852

         1.5827

         1.6831

         2.1257

         1.8978

         1.7068

         1.5556

         1.7873

         1.6359

         1.7739

         1.6711

         1.5278

         1.2115
--------------------------------------------------------------------------------

12/00    1.172

         1.2434

         1.0326

         0.9101

         1.0064

         0.974

         0.9876

         0.9248

         0.8737

         0.8062

         0.8862

         0.9175

         0.9144

         0.8758

         0.813

         0.8325

         0.789

         0.7666

         0.7139

         0.7145

         0.7038

         0.7206

         0.7526

         0.7634
--------------------------------------------------------------------------------

12/02    0.7348
--------------------------------------------------------------------------------


     We believe that focusing on these fertile fields in addition to others that we have emphasized profitably over the years-most notably, the business services group-will enhance the portfolio's prospects for above-average returns with moderate volatility in the years ahead. In a market that is reasonably valued as a whole, mid-caps are attractively valued relative to large-caps. Though mid-caps have outpaced large-caps since mid-1999, we believe we are only about midway through a multiyear cycle of mid-cap dominance. Mid-cycle corrections such as that we experienced in the second half of 2002 are not unusual. Based on the extreme outperformance of mid-cap value stocks in the past three years, as illustrated in the chart above, and the increasingly attractive relative valuation of mid-cap growth stocks, we feel strongly that growth stocks will lead the next leg of the cycle.

     Respectfully submitted,


     Brian W.H. Berghuis

     President of the fund and chairman of its Investment
     Advisory Committee



     John F. Wakeman
     Executive vice president of the fund

     January 16, 2003

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------

Omnicare                                                          2.2%

Whole Foods Market                                                2.0

Affiliated Computer Services                                      1.6

Anthem                                                            1.6

Choicepoint                                                       1.6

BJ Services                                                       1.5

Waddell & Reed Financial                                          1.5

Family Dollar Stores                                              1.5

Danaher                                                           1.4

Rockwell Collins                                                  1.4

MedImmune                                                         1.4

Manpower                                                          1.4

Ocean Energy                                                      1.4

Iron Mountain                                                     1.3

Certegy                                                           1.3

Gilead Sciences                                                   1.3

ITT Industries                                                    1.2

Teva Pharmaceutical                                               1.2

Apogent Technologies                                              1.2

Roper Industries                                                  1.2

Dollar Tree Stores                                                1.2

Smith International                                               1.2

American Standard                                                 1.1

DST Systems                                                       1.1

Best Buy                                                          1.1

Total                                                            34.9%
--------------------------------------------------------------------------------

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.
--------------------------------------------------------------------------------

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Institutional Mid-Cap Equity Growth Fund

                                    Lipper           Institutional
                  S&P               Mid-Cap          Mid-Cap
                  Mid-Cap           Growth           Equity
                  400               Funds            Growth
                  Index             Index            Fund
--------------------------------------------------------------------------------

7/31/96           10000             10000            10000

12/96             11706             11137            11610

12/97             15481             12400            13745

12/98             18441             13986            16693

12/99             21155             24297            20883

12/00             24860             20377            22524

12/01             24710             16084            22258

12/02             21124             11505            17449
--------------------------------------------------------------------------------

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Portfolio Highlights

Institutional Mid-Cap Equity Growth Fund
Periods Ended 12/31/02

                                                         Since        Inception
1 Year               3 Years          5 Years        Inception             Date
--------------------------------------------------------------------------------

-21.60%               -5.81%             4.89%            9.06%         7/31/96
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


Portfolio Highlights
--------------------------------------------------------------------------------

Contributions to the Change in Net Asset Value per Shares

6 Months Ended 12/31/02

Ten best contributors
--------------------------------------------------------------------------------

Nextel Communications                                               8(cents)

Coach                                                               3

Hewitt Associates                                                   3

Affiliated Computer Services                                        3

Mercury Interactive                                                 3

Whole Foods Market                                                  3

Teva Pharmaceutical                                                 2

VeriSign                                                            2

Western Wireless                                                    2

Microchip Technology*                                               2

Total                                                              31(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Allmerica Financial**                                             -12(cents)

Concord EFS                                                        11

Laboratory Corporation of America                                  11

Dollar Tree Stores                                                 10

BearingPoint                                                        9

Certegy                                                             9

Capital One Financial**                                             8

BISYS Group                                                         8

Robert Half International                                           7

Semtech                                                             7

Total                                                              -92(cents)

12 Months Ended 12/31/02

Ten best contributors

Coach                                                               8(cents)

Nextel Communications*                                              7

WellPoint Health Networks                                           6

Anthem                                                              6

Whole Foods Market                                                  5

Weight Watchers                                                     5

ITT Industries                                                      4

Rockwell Collins                                                    4

Smith International                                                 4

XTO Energy                                                          4

Total                                                              53(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Western Wireless                                                  -23(cents)

Waddell & Reed Financial                                           15

Sepracor**                                                         14

Concord EFS                                                        14

Lattice Semiconductor**                                            14

Charter Communications**                                           14

Triton PCS Holdings                                                14

VeriSign                                                           13

BearingPoint                                                       12

Convergys                                                          11

Total                                                            -144(cents)
--------------------------------------------------------------------------------

*        Position added
**       Position eliminated
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

                                 For a share outstanding throughout each period

                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE
Beginning of
period         $   19.44   $   19.84   $   20.07   $   16.28   $   13.69
               -----------------------------------------------------------------

Investment activities

  Net investment
  income (loss)    (0.05)      (0.04)      (0.04)      (0.02)      (0.04)

  Net realized and
  unrealized
  gain (loss)      (4.15)      (0.20)       1.59        4.08        2.94

  Total from
  investment
  activities       (4.20)      (0.24)       1.55        4.06        2.90

Distributions

  Net realized
  gain              --         (0.16)      (1.78)      (0.27)      (0.31)

NET ASSET VALUE
End of period  $   15.24   $   19.44   $   19.84   $   20.07   $   16.28
               -----------------------------------------------------------------

Ratios/Supplemental Data
Total return^     (21.60)%     (1.18)%      7.86%      25.10%      21.45%

Ratio of total
expenses to
average net
assets              0.65%       0.65%       0.65%       0.70%       0.85%

Ratio of net
investment
income (loss)
to average
net assets         (0.31)%     (0.23)%     (0.20)%     (0.13)%     (0.35)%

Portfolio
turnover rate       38.1%       48.6%       67.5%              55.4%5 2.8%
Net assets, end
of period
(in thousands) $ 263,326   $ 308,279   $ 308,336   $ 265,724   $ 131,575
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Statement of Net Assets
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
December 31, 2002

                                                         Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks  98.3%

CONSUMER DISCRETIONARY  15.7%

Hotels, Restaurants & Leisure   1.2%

Outback Steakhouse                                  19,000      $           655

Starbucks *                                        124,000                2,527

                                                                          3,182


Household Durables  0.5%

Garmin *                                            48,000                1,406

                                                                          1,406


Internet & Catalog Retail  0.8%

Ticketmaster Online-CitySearch

  Class B *                                         94,000                1,995

                                                                          1,995


Leisure Equipment & Products  0.9%

Brunswick                                          121,000                2,403

                                                                          2,403


Media  3.4%

Catalina Marketing *                                94,000                1,739

Cox Radio, Class A *                                90,000                2,053

Lamar Advertising, Class A *                        51,000                1,716

Rogers Communications

  Class B *                                        147,000                1,379

Scripps, Class A                                    10,000                  769

Westwood One *                                      38,000                1,420

                                                                          9,076


Multiline Retail  2.9%

BJ's Wholesale Club *                               29,000                  531

Dollar Tree Stores *                               129,000                3,169

Family Dollar Stores                               123,000                3,839

                                                                          7,539


Specialty Retail  5.1%

Best Buy *                                         119,000                2,874

O'Reilly Automotive *                               93,000                2,352

Ross Stores                                         62,000                2,628

TJX                                                 70,000                1,366

Weight Watchers *                                   62,000                2,850

Williams-Sonoma *                                   46,000                1,249

                                                                         13,319


Textiles, Apparel, & Luxury Goods  0.9%

Coach *                                             74,000                2,436

                                                                          2,436

Total Consumer Discretionary                                             41,356



CONSUMER STAPLES  2.2%

Food & Drug Retailing                                                       2.2%

Sysco                                               21,000      $           626

Whole Foods Market *                                99,000                5,220

Total Consumer Staples                                                    5,846


ENERGY  9.3%

Energy Equipment & Services  5.4%

BJ Services *                                      126,000                4,071

Cooper Cameron *                                    47,000                2,341

Diamond Offshore Drilling                          114,000                2,491

FMC Technologies *                                 118,000                2,411

Smith International *                               95,000                3,099

                                                                         14,413


Oil & Gas  3.9%

Devon Energy                                        38,000                1,744

EOG Resources                                       71,000                2,834

Ocean Energy                                       179,000                3,575

XTO Energy                                          83,000                2,050

                                                                         10,203

Total Energy                                                             24,616


FINANCIALS  8.3%

Banks  0.2%

Silicon Valley Bancshares *                         25,000                  456

                                                                            456


Diversified Financials  4.4%

Franklin Resources                                  82,000                2,795

Investor's Financial Services                       32,000                  876

Legg Mason                                          38,000                1,844

Principal Financial Group                           76,000                2,290

Waddell & Reed Financial

  Class A                                          201,000                3,954

                                                                         11,759


Insurance  3.7%

Mercury General                                     30,000                1,127

Nationwide Financial Services

  Class A                                           71,000                2,034

PMI Group                                           48,000                1,442

Progressive Corporation                             23,000                1,142

Protective Life                                     72,000                1,981

Radian Group                                        52,000                1,932

                                                                          9,658

Total Financials                                                         21,873


HEALTH CARE  21.9%

Biotechnology  5.8%

Abgenix *                                           47,000      $           346

Alkermes *                                          85,000                  533

Amylin Pharmaceuticals *                            42,000                  678

Cephalon *                                          52,000                2,531

Gilead Sciences *                                   99,000                3,366

Human Genome Sciences *                             69,000                  608

IDEC Pharmaceuticals *                              44,000                1,460

MedImmune *                                        136,000                3,695

Millennium Pharmaceuticals *                        71,000                  564

Neurocrine Biosciences *                            14,000                  639

Protein Design Labs *                               46,000                  391

Vertex Pharmaceuticals *                            38,000                  602

                                                                         15,413


Health Care Equipment & Supplies  2.7%

Apogent Technologies *                             155,000                3,224

Invitrogen *                                        19,000                  595

St. Jude Medical *                                  38,000                1,509

Waters Corporation *                                77,000                1,677

                                                                          7,005


Health Care Providers & Services  9.7%

AmerisourceBergen                                   44,000                2,390

Anthem *                                            66,000                4,151

Davita *                                            90,000                2,220

Health Management, Class A                         141,000                2,524

Laboratory Corporation
  of America *                                      90,000                2,092

Manor Care *                                       141,000                2,624

Omnicare                                           240,000                5,719

Triad Hospitals *                                   28,000                  835

WellChoice *                                        43,000                1,030

Wellpoint Health Networks *                         27,000                1,921

                                                                         25,506


Pharmaceuticals  3.7%

Allergan                                            19,000                1,095

Barr Laboratories *                                 37,000                2,408

IVAX *                                              65,000                  789

Mylan Laboratories                                  63,000                2,199

Teva Pharmaceutical ADR                             84,000                3,243

                                                                          9,734

Total Health Care                                                        57,658


INDUSTRIALS & BUSINESS SERVICES  23.3%

Aerospace & Defense                                                         2.8%

Alliant Techsystems *                               23,000      $         1,434

L-3 Communications Holdings *                       52,000                2,335

Rockwell Collins                                   160,000                3,722

                                                                          7,491



Air Freight & Logistics  0.7%

Expeditors International
  of Washington                                     56,000                1,828

                                                                          1,828


Building Products  1.1%

American Standard *                                 42,000                2,988

                                                                          2,988


Commercial Services & Supplies  14.0%

Apollo Group, Class A *                             28,000                1,232

BISYS Group *                                       81,000                1,288

Ceridian *                                         185,000                2,668

Certegy *                                          140,000                3,437


Choicepoint *                                      105,000                4,146

Concord EFS *                                      163,000                2,566

Convergys *                                         20,300                  308

DST Systems *                                       84,000                2,986

Education Management *                              37,000                1,391

Fiserv *                                            75,000                2,546

Hewitt Associates *                                 62,000                1,965

Iron Mountain *                                    106,000                3,499

Manpower                                           113,000                3,605

Robert Half International *                        174,000                2,803

Viad                                               112,000                2,503

                                                                         36,943


Industrial Conglomerates  1.7%

Roper Industries                                    87,000                3,184

Teleflex                                            29,000                1,244

                                                                          4,428


Machinery  2.7%

Danaher                                             57,000                3,745

ITT Industries                                      54,000                3,277

                                                                          7,022



Trading Companies & Distributors  0.3%

MSC Industrial Direct, Class A *                    37,000                  657

                                                                            657

Total Industrials & Business Services                                    61,357


INFORMATION TECHNOLOGY  14.4%

Computer Peripherals                                                        0.9%

Lexmark International, Class A *                    23,000      $         1,392

Seagate Technology *                               102,000                1,094

                                                                          2,486


Electronic Equipment & Instruments  1.8%

Celestica *                                        119,000                1,678

Diebold                                             15,200                  626

Jabil Circuit *                                     86,000                1,541

Molex, Class A                                      49,000                  975

                                                                          4,820


Internet Software & Services  1.5%

Expedia, Class A *                                   7,800                  522

Internet Security Systems *                         46,000                  843

Overture Services *                                 10,000                  273


VeriSign *                                         272,300                2,184

                                                                          3,822


IT Consulting & Services  2.8%

Affiliated Computer Services

  Class A *                                         79,000                4,160

BearingPoint *                                     197,000                1,359

SunGard Data Systems *                              82,000                1,932

                                                                          7,451


Semiconductor Equipment & Products  3.8%

Intersil Holding, Class A *                         96,000                1,338

KLA-Tencor *                                        37,000                1,309

Marvell Technology Group *                          46,000                  867

Maxim Integrated Products                           30,000                  991

Microchip Technology                                84,000                2,054

Novellus Systems *                                  45,000                1,264

QLogic *                                            29,000                1,001

Semtech *                                           98,000                1,070

                                                                          9,894


Software  3.6%

Adobe Systems                                       59,600                1,478

Informatica *                                       63,100                  363

Intuit *                                            43,000                2,018

Mercury Interactive *                               56,000                1,660

Network Associates *                               120,000                1,931

Siebel Systems *                                    83,000                  621

VERITAS Software *                                  83,000                1,297

                                                                          9,368

Total Information Technology                                             37,841


MATERIALS  1.9%

Chemicals  1.1%

Potash Corp./Saskatchewan                           43,000      $         2,735

                                                                          2,735


Metals & Mining  0.8%

Newmont Mining                                      74,000                2,148

                                                                          2,148

Total Materials                                                           4,883


TELECOMMUNICATION SERVICES  1.3%

Wireless Telecommunication Services  1.3%

Nextel Communications

  Class A *                                        186,000                2,148

Triton PCS Holdings

  Class A *                                        127,000                  499

Western Wireless, Class A *                        156,700                  831

Total Telecommunication Services                                          3,478

Total Common Stocks (Cost $244,755)                                     258,908


Short-Term Investments  1.9%

Money Market Funds  1.9%
T. Rowe Price Government
 Reserve Investment
  Fund, 1.23% #                                  4,885,139                4,885

Total Short-Term

Investments (Cost $4,885)                                                 4,885


Total Investments in Securities
100.2% of Net Assets (Cost $249,640)                            $       263,793

Other Assets Less Liabilities                                              (467)

NET ASSETS                                                      $       263,326
                                                                ---------------

Net Assets Consist of:
Undistributed net
realized gain (loss)                                            $       (25,854)

Net unrealized gain (loss)                                               14,153

Paid-in-capital applicable
to 17,276,217 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                  275,027

NET ASSETS                                                      $       263,326
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         15.24
                                                                ---------------


#    Seven-day yield
*    Non-income producing
ADR  American Depository Receipts
--------------------------------------------------------------------------------

Statement of Operations
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
In thousands
--------------------------------------------------------------------------------

                                                                 Year
                                                                Ended
                                                             12/31/02
--------------------------------------------------------------------------------

Investment Income (Loss)
Income
  Dividend                                                 $      844

  Interest                                                        120

  Total income                                                    964

Expenses
  Investment management                                         1,731

  Custody and accounting                                          117

  Legal and audit                                                  13

  Directors                                                         7

  Registration                                                      6

  Shareholder servicing                                             1

  Prospectus and shareholder reports                                1

  Proxy and annual meeting                                          1

  Miscellaneous                                                     4

  Total expenses                                                1,881

  Expenses paid indirectly                                        (11)


  Net expenses                                                  1,870

Net investment income (loss)                                     (906)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                        (10,165)

Change in net unrealized gain (loss) on securities            (60,942)

Net realized and unrealized gain (loss)                       (71,107)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $  (72,013)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
In thousands
--------------------------------------------------------------------------------

                                                      Year                    x
                                                     Ended                    x
                                                  12/31/02             12/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment
  income (loss)                            $          (906)     $          (661)

  Net realized
  gain (loss)                                      (10,165)             (15,688)

  Change in net
  unrealized gain (loss)                           (60,942)              12,346

  Increase (decrease) in net
  assets from operations                           (72,013)              (4,003)

Distributions to shareholders
  Net realized gain                                   --                 (2,489)

Capital share transactions *
  Shares sold                                       83,805               41,743

  Distributions reinvested                            --                  2,220

  Shares redeemed                                  (56,745)             (37,528)

  Increase (decrease) in net
  assets from capital
  share transactions                                27,060                6,435

  Net Assets
  Increase (decrease)
  during period                                    (44,953)                 (57)

  Beginning of period                              308,279              308,336

  End of period                            $       263,326      $       308,279


  *Share information
  Shares sold                                        4,901                2,213

  Distributions reinvested                            --                    118

  Shares redeemed                                   (3,481)              (2,019)

  Increase (decrease) in
  shares outstanding                                 1,420                  312
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Notes to Financial Statements
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
December 31, 2002


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Institutional Mid-Cap Equity Growth Fund, Inc. (the fund) a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on July 31, 1996. The fund seeks to provide long-term capital appreciation through investments in mid-cap stocks with potential for above-average earnings growth.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $11,000 and $0, respectively, for the year ended December 31, 2002.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $138,966,000 and $107,969,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     There were no distributions in the year ended December 31, 2002. At December 31, 2002, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

  Unrealized appreciation                                  $51,589,000

  Unrealized depreciation                                  (41,085,000)

  Net unrealized appreciation
  (depreciation)                                           10,504,000

  Capital loss carryforwards                               (22,205,000)

  Paid-in capital                                          275,027,000

  Net assets                                               $263,326,000
--------------------------------------------------------------------------------

     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $3,649,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003.

     The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. In 2002, the fund did not utilize any capital loss carryforwards. As of December 31, 2002, the fund had $10,677,000 of capital loss carryforwards that expire in 2009, and $11,528,000 that expire in 2010.

     For the year ended December 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

  Undistributed net investment income                      $  906,000

  Paid-in capital                                            (906,000)
--------------------------------------------------------------------------------

At December 31, 2002, the cost of investments for federal income tax purposes was $253,289,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.60% of the fund's average daily net assets. The fee is computed daily and paid monthly. At December 31, 2002, investment management fee payable totaled $136,000.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent.

     T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $67,000 for the year ended December 31, 2002, of which $6,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $120,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Institutional Mid-Cap Equity Growth Fund
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Mid-Cap Equity Growth Fund In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Mid-Cap Equity Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 2003

T. Rowe Price Institutional Mid-Cap Equity Growth Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.
--------------------------------------------------------------------------------

Independent Directors

Name
(Date of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
1996
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------
David K. Fagin
(4/9/38)
1996
Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
1996
Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
2001
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
1996
Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
1996
Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

* Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

James A.C. Kennedy
(8/15/53)
1997
[37]
Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1996
[105]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited; Chairman of the Board, Institutional Equity Funds
--------------------------------------------------------------------------------

M. David Testa
(4/22/44) 1996
[105]
Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company; President, Institutional Equity Funds
--------------------------------------------------------------------------------

*Each inside director serves until the election of a successor.
--------------------------------------------------------------------------------

Officers

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Preston G. Athey (7/17/49)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Brian W.H. Berghuis (10/12/58)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Stephen W. Boesel (12/28/44)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Anna M. Dopkin (9/5/67)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
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Henry H. Hopkins (12/23/42)
Vice President, Institutional Equity Funds
Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

Thomas J. Huber (9/23/66)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

J. Jeffrey Lang (1/10/62) Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Institutional Mid-Cap Equity Growth Fund
--------------------------------------------------------------------------------

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

John D. Linehan (1/21/65)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, Institutional Equity Funds
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Gregory A. McCrickard (10/19/58)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Joseph M. Milano (9/14/72)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Charles G. Pepin (4/23/66)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Brian C. Rogers (6/27/55)
Executive Vice President, Institutional Equity Funds
Director and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Robert W. Sharps (6/10/71)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Robert W. Smith (4/11/61)
Executive Vice President, Institutional Equity Funds
--------------------------------------------------------------------------------

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Michael F. Sola (7/21/69)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

John F. Wakeman (11/25/62)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

David J. Wallack (7/2/60)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Richard T. Whitney (5/7/58)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------